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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report
                                  June 28, 2002

                           Commission File No. 1-2960

                             NEWPARK RESOURCES, INC.



                             NEWPARK RESOURCES, INC.
             (Exact name of registrant as specified in its charter)



                     DELAWARE                               72-1123385
         (State or other jurisdiction of                 (I.R.S. Employer
          incorporation or organization)                Identification No.)



          3850 N. CAUSEWAY, SUITE 1770                        70002
               METAIRIE, LOUISIANA                          (Zip Code)
     (Address of principal executive offices)



                                 (504) 838-8222
                         (Registrant's telephone number)







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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On June 27, 2002, Newpark Resources, Inc., a Delaware corporation, ("Newpark"), dismissed Arthur Anderson LLP ("Arthur Andersen") as its independent auditors, and engaged Ernst & Young LLP ("Ernst & Young") to serve as its independent auditors for the fiscal year ending December 31, 2002. The Arthur Andersen dismissal and the Ernst & Young engagement were recommended by Newpark's Audit Committee and approved by Newpark's Board of Directors and are effective immediately.

Arthur Andersen's reports on Newpark's consolidated financial statements for each of the past two fiscal years did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

During the two most recent fiscal years and through the date of this report, there were (i) no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to Arthur Andersen's satisfaction, would have caused Arthur Andersen to make a reference to the subject matter of the disagreement(s) in connection with Arthur Andersen's report; and (ii) no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

Newpark has provided Arthur Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of Arthur Andersen's letter, dated July 2, 2002, stating that it has found no basis for disagreement with such statements.

During each of the two most recent fiscal years and through the date of this report, Newpark did not consult Ernst & Young with respect to the application of accounting principles to a specified transaction, whether completed or proposed, or the type of audit opinion that might be rendered on Newpark's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(I) and (ii) of Regulation S-K.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits. The following exhibits are filed with this report.

Exhibit Number    Description
--------------    -----------
      16          Letter from Arthur Andersen LLP dated July 2, 2002,
                  addressed to The Securities and Exchange Commission.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         NEWPARK RESOURCES, INC.



                                         By: /s/ Matthew W. Hardey
                                            ------------------------------------
                                            Matthew W. Hardey, Vice President of
                                            Finance and Chief Financial Officer



Dated: June 28, 2002



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                                 EXHIBIT INDEX


Exhibit Number    Description
--------------    -----------
      16          Letter from Arthur Andersen LLP dated July 2, 2002,
                  addressed to The Securities and Exchange Commission.